UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 2019

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2323 Victory Avenue, Suite 1400
Dallas, Texas	75219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 855-2177

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HTH	New York Stock Exchange

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 25, 2019, Hilltop Holdings Inc., or the Company, held its 2019 Annual Meeting of Stockholders in Dallas, Texas. At the 2019 Annual Meeting, stockholders were asked to vote on three proposals: the election of the twenty director nominees named in the proxy statement; an advisory vote to approve executive compensation; and the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The voting results at the 2019 Annual Meeting were as follows:

Proposal No. 1:	The stockholders elected the following twenty director nominees to serve on the Company’s Board of Directors until the 2020 annual meeting of stockholders or until their successors are duly elected and qualified.

Name	For	Against	Withheld	Broker Non-Votes

Charlotte Jones Anderson	63,352,784	-	12,602,316	8,214,855
Rhodes R. Bobbitt	74,030,725	-	1,924,375	8,214,855
Tracy A. Bolt	75,163,603	-	791,497	8,214,855
W. Joris Brinkerhoff	73,650,878	-	2,304,222	8,214,855
J. Taylor Crandall	74,475,236		1,479,864	8,214,855
Charles R. Cummings	74,420,351	-	1,534,749	8,214,855
Hill A. Feinberg	70,445,099	-	5,510,001	8,214,855
Gerald J. Ford	70,538,558	-	5,416,542	8,214,855
Jeremy B. Ford	73,837,151	-	2,117,949	8,214,855
J. Markham Green	74,986,291	-	968,809	8,214,855
William T. Hill, Jr.	73,572,760	-	2,382,340	8,214,855
Lee Lewis	70,802,711	-	5,152,389	8,214,855
Andrew J. Littlefair	74,148,524	-	1,806,576	8,214,855
W. Robert Nichols, III	62,882,960	-	13,072,140	8,214,855
C. Clifton Robinson	72,947,854	-	3,007,246	8,214,855
Kenneth D. Russell	64,922,623	-	11,032,477	8,214,855
A. Haag Sherman	73,942,657	-	2,012,443	8,214,855
Jonathan S. Sobel	70,742,099	-	5,213,001	8,214,855
Robert C. Taylor, Jr.	74,566,965	-	1,388,135	8,214,855
Carl B. Webb	70,803,311	-	5,151,789	8,214,855

Proposal No. 2:	The stockholders approved, on an advisory basis, the 2018 compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes

54,115,123	20,803,718	1,036,259	8,214,855

Proposal No. 3:	The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

For	Against	Abstain	Broker Non-Votes

82,055,597	1,138,846	975,512	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date:	July 26, 2019	By:	/s/ COREY PRESTIDGE
Name: Corey G. Prestidge
Title: Executive Vice President, General Counsel & Secretary

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